Concentrations, Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties	Concentrations, Risks and Uncertainties

The Plan invests in (i) various money market and mutual funds, (ii) common shares of Liberty Global, (iii) a BrokerageLink account and (iv) through January 13, 2025, ADSs of Sunrise. Investment securities are exposed to various risks, such as interest rate, credit and overall market volatility risks, including the impact of inflation. Additionally, the value, liquidity and related income of the investment securities are sensitive to changes in economic conditions, including delinquencies or defaults, and may be adversely affected by shifts in the market’s perception of the issuers or changes in interest rates. Liberty Global common shares are also exposed to risks specific to Liberty Global. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the statements of net assets available for Plan benefits. Investment in the common shares of Liberty Global represented 11% and 9% of the net assets available for Plan benefits as of December 31, 2025 and 2024, respectively. Accordingly, price fluctuations in the common shares of Liberty Global can have a significant impact on the Plan’s net assets available for Plan benefits. In addition, as a result of funds being selected by participants, certain other funds may individually represent a concentration of greater than 10% of the Plan’s net assets available for benefits. The Fidelity Total Market Index Fund represented 17% as of December 31, 2025 and 2024. The JPMorgan Large Cap Growth Fund Class R6 represented 15% and 14% as of December 31, 2025 and 2024, respectively.